SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 28, 1996
                        (Date of earliest event reported)




                                   AMNEX, INC.
               (Exact name of Registrant as specified in charter)



   New York                 0-17158                   11-2790221
(State or other      (Commission File No.)       (IRS Employer Identi-
jurisdiction of                                  fication Number)
incorporation)



                    101 Park Avenue, New York, New York 10178
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (212) 867-0166

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired - see Index to Financial Statements attached hereto.*

     (b) Pro Forma Financial Information - see Index to Financial Statements attached hereto.*

     (c)  Exhibits.

          2.1 Stock Purchase Agreement, dated as of April 26, 1996, among AMNEX, Inc., Robert A. Rowland, Delajane Rowland, Donald D. Simmons, C. Michael Moehle, Barbara Ann Cromwell, Ellen E. Wood, Daniel N. Matheson, Capital Network System, Inc., Capital Network International, Inc., Capital Network Mexico, S.A. de C.V., and Point to Point Communications Company.*

          2.2 First Amendment to Stock Purchase Agreement, dated as of June 28, 1996, by and among the foregoing parties as well as Sirrom Capital Corporation and Spectrum Global Telecommunications Pty Limited.*

          4 Form of Warrant, dated as of June 28, 1996, for the purchase of an aggregate of 400,000 Common Shares of AMNEX, Inc.*

          23   Consent of Price Waterhouse LLP.

* Previously filed

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AMNEX, INC.


Dated: April 25, 1997                   By:/s/ Kenneth G. Baritz
                                           Kenneth G. Baritz
                                           Chairman of the Board